Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

(CGRO)	CoreValues Alpha Greater China Growth ETF

(the “Fund”)

Listed on NYSE Arca, Inc.

June 13, 2024

Supplement to the

Statement of Additional Information (the “SAI”), dated September 20, 2023

Effective June 14, 2024, the Fund intends to decrease each of the fixed creation transaction fee and the fixed redemption transaction fee from $750.00 to $500.00.

Accordingly, the following changes are made within the “Purchase and Redemption of Shares in Creation Units” section of the SAI:

The table in the sub-section, “Creation Transaction Fee,” is replaced with the following:

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$500	2.00%

The table in the sub-section, “Redemption Transaction Fee,” is replaced with the following:

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$500	2.00%

Please retain this Supplement with your SAI for future reference.